THIS AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933
ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH ALL APPLICABLE SECURITIES
LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

                        ACQUISITION DEFINITIVE AGREEMENT
                                (FINAL APPROVED)


THIS AGREEMENT is made as of the 7th day of  August, 2006

AMONG:

     CHINA HEALTH HOLDINGS, INC., a corporation formed pursuant to the laws of the State of Nevada and having a business address located at101 Convention Center Drive, Suite 700, Las Vegas, NV 89107-2001 USA and mailing address at Suite 600-666 Burrard St. Park Place, Vancouver, British Columbia, Canada V6C 2X8.


               (Hereinafter called "China Health")
AND:

Henan Furen Huaiqingtang Pharmaceuticals Co. Ltd.
a company formed pursuant to the laws of the People's Republic of China and having an office for business located at Suke Building, 218 Dongming Road, Zhengzhou, P.R. China (??????(0)OAI??????218?????))

               (Hereinafter called  " Henan Furen Huaiqingtang Pharmaceutical")


AND: Mr. Zhu, WenChen, Chairman of Board

     Henan Furen Pharmaceutical Group Co. Ltd., a group company formed pursuant to the laws of the People's Republic of China and having an office for business located at Suke Building, 218 Dongming Road, Zhengzhou, P.R. China

     The shareholders of Henan Furen Huaiqingtang Pharmaceutical, each of whom are set forth on the signature page of this Agreement


     Hereinafter called "Henan Furen Huaiqingtang Pharmaceutical Shareholders")


WHEREAS:

     A. The Henan Furen Huaiqingtang Pharmaceutical Shareholders own 60% registered and issued and outstanding shares of Henan Furen Huaiqingtang Pharmaceutical, constituting 60% of the presently issued and outstanding Henan Furen Huaiqingtang Pharmaceutical Shares;

     B. China Health is a public trading and reporting company whose common stock is quoted on the OTCBB NASDAQ USA; and

     C. The respective Boards of Directors of China Health, and Henan Furen Huaiqingtang Pharmaceutical deem it advisable and in the best interests of China Health and Henan Furen Huaiqingtang Pharmaceutical and Shareholders that China Health acquire 60% of the total outstanding shares of Henan Furen Huaiqingtang Pharmaceutical (the "Acquisition") pursuant to this Agreement with Exclusive Right and First Refusal Rigth until/prior to the closing date of the transaction legally fully.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for $1USD and in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

Definitions

1.1      In this Agreement the following terms will have the following meanings:

     (a)  "Acquisition"  means the Acquisition,  at the Closing,  of Henan Furen
          Huaiqingtang   Pharmaceutical   by  China  Health   pursuant  to  this
          Agreement;

     (b)  "Acquisition  Shares"  means  the  China  Health  Common  Shares to be
          issued/paid   to   the   Henan   Furen   Huaiqingtang   Pharmaceutical
          Shareholders at Closing pursuant to the terms of the Acquisition;

     (c)  "Agreement"  means this share purchase  agreement  among China Health,
          Henan  Furen   Huaiqingtang   Pharmaceutical,   and  the  Henan  Furen
          Huaiqingtang Pharmaceutical Shareholders;

     (d)  "Closing"  means  the   completion,   on  the  Closing  Date,  of  the
          transactions contemplated hereby in accordance with Article 10 hereof;

     (e) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

     (f) "China Health Business" means all aspects of any business conducted by China Health;

     (g) "China Health Common Shares" means the shares of common stock in the capital of China Health;

     (h) "China Health Financial Statements" means, collectively, the audited consolidated financial statements of China Health for the two fiscal years ended December 31, 2005, together with the qualified auditors' report thereon, true copies of which are attached as Schedule "A" hereto;

     (i) "China Health Goodwill" means the goodwill of the China Health Business including the right to all corporate, operating and trade names associated with the China Health Business, or any variations of such names as part of or in connection with the China Health Business, all books and records and other information relating to the China Health Business, all necessary licenses and authorizations and any other rights used in connection with the China Health Business;

     (j) "Place of Closing" means at the office of Henan Furen Huaiqingtang Pharmaceutical Co. Ltd. at Suke Building, 218 Dongming Road, Zhengzhou, P.R. China , ZhangZhou, Henan Province, PR China and or such other place as China Health and Henan Furen Huaiqingtang Pharmaceutical may mutually agree upon;

     (k) "Henan Furen Huaiqingtang Pharmaceutical Accounts Payable and Liabilities" means all accounts payable and liabilities of Henan Furen Huaiqingtang Pharmaceutical, due and owing or otherwise constituting a binding obligation of Henan Furen Huaiqingtang Pharmaceutical (other than a Henan Furen Huaiqingtang Pharmaceutical Material Contracts) as of December 31, 2005 as set forth in Schedule "K" hereto;

     (l) "Henan Furen Huaiqingtang Pharmaceutical Accounts Receivable" means all accounts receivable and other debts owing to Henan Furen Huaiqingtang Pharmaceutical, as of December 31, 2005 as set forth in Schedule "L" hereto;

     (m) "Henan Furen Huaiqingtang Pharmaceutical Assets" means the undertaking and all the property and assets of the Henan Furen Huaiqingtang Pharmaceutical Business of every kind and description wheresoever situated including, without limitation, Henan Furen Huaiqingtang Pharmaceutical Equipment, Henan Furen Huaiqingtang Pharmaceutical Inventory, Henan Furen Huaiqingtang Pharmaceutical Material Contracts, Henan Furen Huaiqingtang Pharmaceutical Accounts Receivable, Henan Furen Huaiqingtang Pharmaceutical Cash, Henan Furen Huaiqingtang Pharmaceutical Intangible Assets and Henan Furen Huaiqingtang Pharmaceutical Goodwill, and all credit cards, charge cards and banking cards issued to Henan Furen Huaiqingtang Pharmaceutical;

     (n) "Henan Furen Huaiqingtang Pharmaceutical Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Henan Furen Huaiqingtang Pharmaceutical or relating to the Henan Furen Huaiqingtang Pharmaceutical Business as set forth in Schedule "M" hereto;

     (o) "Henan Furen Huaiqingtang Pharmaceutical Business" means all aspects of the business conducted by Henan Furen Huaiqingtang Pharmaceutical;

     (p) "Henan Furen Huaiqingtang Pharmaceutical Cash" means all cash on hand or on deposit to the credit and all banks accounts of Henan Furen Huaiqingtang Pharmaceutical on the Closing Date;

     (q) "Henan Furen Huaiqingtang Pharmaceutical Debt to Related Parties" means the debts owed by Henan Furen Huaiqingtang Pharmaceutical and its subsidiaries to the Henan Furen Huaiqingtang Pharmaceutical Shareholders or to any family member thereof, or to any affiliate, director or officer of Henan Furen Huaiqingtang Pharmaceutical or the Henan Furen Huaiqingtang Pharmaceutical Shareholders as described in Schedule "N";

     (r) "Henan Furen Huaiqingtang Pharmaceutical Equipment" means all machinery, equipment, furniture, and furnishings used in the Henan Furen Huaiqingtang Pharmaceutical Business, including, without limitation, the items more particularly described in Schedule "O" hereto;

     (s) "Henan Furen Huaiqingtang Pharmaceutical Financial Statements" means collectively, the audited consolidated financial statements of Henan Furen Huaiqingtang Pharmaceutical for two year period ended December 31, 2005 plus 2006 until Jun30 2006, as the true signed approved copies of which are attached as Schedule "J" hereto;

     (t) "Henan Furen Huaiqingtang Pharmaceutical Goodwill" means the goodwill of the Henan Furen Huaiqingtang Pharmaceutical Business together with the exclusive right of China Health to represent itself as carrying on the Henan Furen Huaiqingtang Pharmaceutical Business in succession of Henan Furen Huaiqingtang Pharmaceutical subject to the terms hereof, and the right to use any words indicating that the Henan Furen Huaiqingtang Pharmaceutical Business is so carried on including the right to use the name Henan Furen Huaiqingtang Pharmaceuticals or "Henan Furen Huaiqingtang Pharmaceutical International" or any variation thereof as part of the name of or in connection with the Henan Furen Huaiqingtang Pharmaceutical Business or any part thereof carried on or to be carried on by Henan Furen Huaiqingtang Pharmaceutical, the right to all corporate, operating and trade names associated with the Henan Furen Huaiqingtang Pharmaceutical Business, or any variations of such names as part of or in connection with the Henan Furen Huaiqingtang Pharmaceutical Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Henan Furen Huaiqingtang Pharmaceutical Business, all necessary licenses and authorizations and any other rights used in connection with the Henan Furen Huaiqingtang Pharmaceutical Business;

     (u) "Henan Furen Huaiqingtang Pharmaceutical Insurance Policies" means the public liability insurance and insurance against loss or damage to Henan Furen Huaiqingtang Pharmaceutical Assets and the Henan Furen Huaiqingtang Pharmaceutical Business as described in Schedule "P" hereto;

     (v) "Henan Furen Huaiqingtang Pharmaceutical Intangible Assets" means all of the intangible assets of Henan Furen Huaiqingtang Pharmaceutical, including, without limitation, Henan Furen Huaiqingtang Pharmaceutical Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Henan Furen Huaiqingtang Pharmaceutical and its subsidiaries;

     (w)  "Henan  Furen   Huaiqingtang   Pharmaceutical   Inventory"  means  all
          inventory and supplies of the Henan Furen Huaiqingtang Pharmaceutical Business as of December 31, 2005 as set forth in Schedule "Q" hereto;

     (x) "Henan Furen Huaiqingtang Pharmaceutical Material Contracts" means the burden and benefit of and the right, title and interest of Henan Furen Huaiqingtang Pharmaceutical in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Henan Furen Huaiqingtang Pharmaceutical is entitled in connection with the Henan Furen Huaiqingtang Pharmaceutical Business whereunder Henan Furen Huaiqingtang Pharmaceutical is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "R" hereto;

     (y) "Henan Furen Huaiqingtang Pharmaceutical Related Party Debts" means the debts owed by the Henan Furen Huaiqingtang Pharmaceutical Shareholders or by any family member thereof, or by any affiliate, director or officer of Henan Furen Huaiqingtang Pharmaceutical or the Henan Furen Huaiqingtang Pharmaceutical Shareholders, to Henan Furen Huaiqingtang Pharmaceutical as described in Schedule "S"; and

     (z)  "Henan  Furen  Huaiqingtang  Pharmaceutical  Shares"  means all of the
          issued   and   outstanding   shares   of  Henan   Furen   Huaiqingtang
          Pharmaceutical's equity stock.

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:


Information concerning China Health

     Schedule "A" China Health  Audited  Financial  Statements  (2004,  2005, 1Q
     2006)

Information concerning Henan Furen Huaiqingtang  Pharmaceutical

    Schedule "J" Henan Furen Huaiqingtang Pharmaceutical Financial
    Statements
    Schedule "K" Henan Furen Huaiqingtang Pharmaceutical Accounts Payable and Liabilities
    Schedule "L" Henan Furen Huaiqingtang Pharmaceutical Accounts Receivable Schedule "M" Henan Furen Huaiqingtang Pharmaceutical Bank Accounts Schedule "N" Henan Furen Huaiqingtang Pharmaceutical Debts to Related Parties
    Schedule "O" Henan Furen Huaiqingtang Pharmaceutical Equipment and Schedules P Henan Furen Huaiqingtang Pharmaceutical Lists of All Assets
    Schedules Q Henan Furen Huaiqingtang Pharmaceutical Due Diligent List Schedule "P" Henan Furen Huaiqingtang Pharmaceutical Insurance Policies Schedule "Q" Henan Furen Huaiqingtang Pharmaceutical Inventory
    Schedule "R" Henan Furen Huaiqingtang Pharmaceutical Material Contracts Schedule "S" Henan Furen Huaiqingtang Pharmaceutical Related Party Debts


Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                 THE ACQUISITION

Acquisitions Purchasing Prices

2.1 The Henan Furen Huaiqingtang Pharmaceutical Co. Ltd. and Shareholders hereby agree to sell A Total 60% Authorized and Outstanding and Undivided Shares and Interest of of Henan Furen Huaingtang Pharmaceutical Co. Ltd. to China Health Holding, Inc. (CHHH: OTCBB NASDAQ USA) at a total price of $95,000,000.RMB (the "Cash Value Payment") value which shall be equal to about 13.1 times the net income ( and total annual gross revenue is 110,000,000 RMB approxiamtely) of Henan Furen Huaiqingtang Pharmaceutical , or which equals the total of $95,000,000.RMB (the "Cash Value Payment") value which shall be equal to about 2.4 times the net assets ( and total assets is 100,000,000 RMB approximately) ( of Henan Furen Huaiqingtang Pharmaceutical , or as set forth in and according to Henan Furen Pharmaceutical Co. Ltd.'s audited financial statements for the fiscal years 2004 and 2005, provided to China Health Holding, Inc. in July 2006, as USA Accounting GAAP Rules and PR China Audited Accounting Rules and Regulations . In exchange for the Acquisition Purchased 60% total authorized and outstanding and undivided shares and interest of Henan Furen Huaiqingtang pharmaceutical for the total Cash Payment of the purchasing prices. On the Transaction Closing Date, the Henan Furen Huaiqingtang Pharmaceutical Shareholders shall legally fully transfer to China Health Holding, Inc. ( CHHH : OTCBB NASDAQ USA) on the Transaction Closing Date with a total of 60% undivided interest and shares, and total authorized and total outstanding shares, in and to and of Henan Furen Huaiqingtang Pharmaceutical Co. Ltd.'s Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto, to China Health Holding, Inc. ( CHHH :OTCBB NASD) legally fully financially according the terms set forth in this Acquisitions Agreement mutually legally agreed and signed/consented and sealed by both China Health and Henan Furen Huaiqingtang Pharmaceutical Co Ltd. and Shareholders.


Allocation and Schedules of  Payments Consideration

2.2.1. After signing and agreeing and consenting this Acquisitions Definitive Agreement legally mutually, immediately China Health's specialist team will conduct for a full legal and financial Due Diligent Processing on Henan Huaiqingtang Pharmaceutical Co. Ltd. as the terms set in this agreement.

2.2.2. Upon China Health's further completion and satisfactions of full legal financial DUE DILLIGENT on Henan Furen Huaingtang Pharmaceutical, prior to final transaction CLOSING DATE, both China Health and Henan Furen Huaiqingtang Pharmaceutical and Shareholders legally agree to setup a LEGAL TRUST(ESCROW)accounts with both China Health and Henan Furen Huaiqingtang Pharmaceutical's attorneys law firms, according to both USA Laws and PR China Laws for further legal acquisitions transactions. China Health Agree to transfer for a 70% of the total acquisitions purchase prices as defined and agreed mutually as above 2.1 (Acquisitions Purchasing Prices) for further legal completion for exchange and transactions for the TOTAL OF 60% UNDIVIDED SHARES AND INTERESTS AND assets and titles from Henan Furen Huaingtang Pharmaceutical and Shareholders legally. At the mean time, China Health agree to pay for 10% of the total purchasing prices as above 2.1 ( Acquisitions Purchasing Prices) as an initial securities deposits to Henan Huaiqingtang Pharmaceutical Co. Ltd. as a good faith to ensure further successful " Acquisitions legal and financial transactions" CLOSING AND COMPLETION ON THE FINAL TRANSACTIONS CLOSING DATE. However both China Health and Henan Furen Huaiqingtang Pharmaceutical and Shareholders mutually agree to try its best efforts to complete THE FINAL ACQUISITIONS TRANSACTIONS in approximately SIXTY (60) business day from the date signing and agreeing/sealing/consenting this ACQUISITIONS DEFINITIVE AGREEMENT mutually legally.

2.2.3. After the CLOSING DATE OF THE ACQUISITIONS TRANSACTIONS, China Health agree that The balanced 30% of the total Acquisition Payments of the acquisitions Purchasing Price: will paid to and transferred to Henan Furen Huaiqingtang Pharmaceutical and Shareholders three (3) months later/ after the legal transactions CLOSING DATE upon legal and financial transactions satisfactions by China Health that the after the acquisitions transaction closing date, that further Henan Huaiqingtang Pharmaceutical Co. Ltd.'s ongoing successful operations/management and transitions period legally fully successfully by China Health Holding, Inc. (CHHH: OTCBB NASDAQ USA) as 60% major shareholders of Henan Huaiqingtang Pharmaceutical Co. Ltd.

2.2.4. Any further details and concerns, both China Health and Henan Furen Huaingtang Pharmaceutical and Shareholders agree to set up AMENDMENTS PRIOR TO THE TRANSACTION CLOSING DATE.

Adherence with Applicable Securities Laws

2.2 The Henan Furen Huaiqingtang Pharmaceutical Shareholders agree that they are acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

     (a)  the sale is to China Health;

     (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144 thereunder; or

     (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to China Health an opinion of counsel to that effect or such other written opinion as may be reasonably required by China Health.

     The Henan Furen Huaiqingtang Pharmaceutical Shareholders acknowledge that the certificates representing the Acquisition Shares shall bear the following legend:

         "THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT."

     The Henan Furen Huaiqingtang Pharmaceutical Shareholders further represent and acknowledge that:

     (a) The Henan Furen Huaiqingtang Pharmaceutical Shareholders are located outside the United States;

     (b) The Henan Furen Huaiqingtang Pharmaceutical Shareholders are not aware of any advertisement of any of the shares be issued hereunder;

     (c) The Henan Furen Huaiqingtang Pharmaceutical Shareholders will not acquire the shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the shares; provided, however, that the Henan Furen Huaiqingtang Pharmaceutical Shareholders may sell or otherwise dispose of the shares pursuant to registration of the shares pursuant to the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

     (d) The Henan Furen Huaiqingtang Pharmaceutical Shareholders agree that China Health will refuse to register any transfer of the shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws; and

     (e) The Henan Furen Huaiqingtang Pharmaceutical Shareholders understand and agree that offers and sales of any of the shares, prior to the expiration of a period of one year after the date of transfer of the shares (the "Distribution Compliance Period"), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption there from, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption there from and in each case only in accordance with all applicable securities laws;

     (f) The Henan Furen Huaiqingtang Pharmaceutical Shareholders understand and agree not to engage in any hedging transactions involving the Acquisition Shares prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the provisions of the 1933 Act;

     (g) The Henan Furen Huaiqingtang Pharmaceutical Shareholders hereby acknowledge and agree to China Health making a notation on its records or giving instructions to the registrar and transfer agent of China Health in order to implement the restrictions on transfer set forth and described herein.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                 OF CHINA HEALTH

Representations and Warranties

3.1 China Health hereby represents and warrants in all material respects to Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders, with the intent that Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

China Health - Corporate Status and Capacity

(a) Incorporation. China Health is a corporation duly incorporated and validly subsisting under the laws of the State of Nevada, and is in good standing with the office of the Secretary of State for the State of Nevada;

(b) Carrying on Business. China Health conducts the business described in its filings with the Securities and Exchange Commission and does not conduct any other business. China Health is duly authorized to carry on such business in Nevada State, USA. The nature of the China Health Business does not require China Health to register or otherwise be qualified to carry on business in any other jurisdictions;

(c) Corporate Capacity. China Health has the corporate power, capacity and authority to own the China Health Assets and to enter into and complete this Agreement;

(d) Reporting Status; Listing. China Health is a reporting issuer under Section 15(d) of the Securities Exchange Act of 1934, the China Health Common Shares are quoted on the NASD "Bulletin Board", and all reports required to be filed by China Health with the Securities and Exchange Commission or NASD have been timely filed;

China Health - Capitalization

Authorized Capital. The authorized capital of China Health consists of 320,000,000 of capital stock of which 300,000,000 are common shares, $0.001 par value, of which 60,764,551 shares of China Health Common Shares are presently issued and outstanding and 20,000,000 are preferred stock par value $.001 and a total of 1,250,000 Series A Preferred Share are presently issued and outstanding as ending of March31 2006;

(e) No Option, Warrant or Other Right. Except as disclosed in China Health's filings with the Securities and Exchange Commission (the "China Health SEC Filings"), no person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of China Health Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of China Health;

China Health - Records and Financial Statements

(f) Charter Documents. The charter documents of China Health have not been altered since its incorporation, except as filed in the record books of China Health;

(g) Corporate Minute Books. The corporate records of China Health are complete and each of the minutes accurately reflects the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by China Health which required director or shareholder approval are reflected in the corporate records of China Health. China Health is not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

(h) China Health Financial Statements. The China Health Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of China Health, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the China Health Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

(i) China Health Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of China Health which are not disclosed in Schedule "B" hereto or reflected in the China Health Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the China Health Financial Statements, and China Health has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of China Health as of March31 2006, are described in Schedule "B" hereto;

(j) China Health Accounts Receivable. All the China Health Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of China Health, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of China Health as of March31 2006, are described in Schedule "C" hereto;

(k) No Debt to Related Parties. Except as disclosed in Schedule "E" hereto, China Health is not, and on Closing will not be, indebted to any affiliate, director or officer of China Health except accounts payable on account of bona fide business transactions of China Health incurred in normal course of the China Health Business, including employment agreements, none of which are more than 30 days in arrears;

(l) No Related Party Debt to China Health. No director or officer or affiliate of China Health is now indebted to or under any financial obligation to China Health on any account whatsoever, except for advances on account of travel and other expenses not exceeding $1,000 in total;

(m) Dividends. Except as disclosed in China Health SEC Filings, no dividends or other distributions on any shares in the capital of China Health have been made, declared or authorized since the date of China Health Financial Statements;

(n) No Payments. No payments of any kind have been made or authorized since the date of the China Health Financial Statements to or on behalf of officers, directors, shareholders or employees of China Health or under any management agreements with China Health, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

(o) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting China Health;

(p)  No Adverse Events. Since the date of the China Health Financial Statements

     (i) there has not been any material adverse change in the consolidated financial position or condition of China Health, its liabilities or the China Health Assets or any damage, loss or other change in circumstances materially affecting China Health, the China Health Business or the China Health Assets or China Health' right to carry on the China Health Business, other than changes in the ordinary course of business,

     (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting China Health, the China Health Business or the China Health Assets,

     (iii) there has not been any material increase in the compensation payable or to become payable by China Health to any of China Health' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

     (iv) the China Health Business has been and continues to be carried on in the ordinary course,

     (v) China Health has not waived or surrendered any right of material value,

     (vi) China Health has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

     (vii) No capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

China Health - Income Tax Matters

(q) Tax Returns. All tax returns and reports of China Health required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by China Health or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

(r) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by China Health. China Health is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

China Health - Applicable Laws and Legal Matters

(s) Licenses. China Health does not require any licenses for carrying on the China Health Business in the manner in which it has heretofore been carried on;

(t) Applicable Laws. China Health has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the China Health Business, and to China Health' knowledge, China Health is not in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the China Health Business;

(u) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to China Health, the China Health Business, or any of the China Health Assets nor does China Health have any knowledge of any deliberate act or omission of China Health that would form any material basis for any such action or proceeding;

(v) No Bankruptcy. China Health has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against China Health and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of China Health;

(w) Labor Matters. China Health is not party to any collective agreement relating to the China Health Business with any labor union or other association of employees and no part of the China Health Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of China Health, has made any attempt in that regard;

(x) Finder's Fees. China Health is not party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

(y) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of China Health;

(z) No Violation or Breach. The execution and performance of this Agreement will not:

     (i) violate the charter documents of China Health or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which China Health is party,

     (ii) give any person any right to terminate or cancel any agreement including, without limitation, the China Health Material Contracts, or any right or rights enjoyed by China Health,

     (iii) result in any  alteration  of China  Health's  obligations  under any
          agreement   to  which  China  Health  is  party   including,   without
          limitation, the China Health Material Contracts,

     (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the China Health Assets,

     (v) result in the imposition of any tax liability to China Health relating to the China Health Assets, or

     (vi) violate any court order or decree to which China Health is subject;

The China Health Assets - Ownership and Condition

(aa) Business Assets. The China Health Assets comprise all of the property and assets of the China Health Business, and no other person, firm or corporation owns any assets used by China Health in operating the China
     Health Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "F" or "I" hereto;

(bb) Title. China Health is the legal and beneficial owner of the China Health Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "F" or "I" hereto;

(cc) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the China Health Assets;

(dd) No Default. There has not been any default in any material obligation of China Health or any other party to be performed under any of the China Health Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I" hereto), and China Health is not aware of any default in the obligations of any other party to any of the China Health Material Contracts;

(ee) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of China Health. China Health is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

China Health Assets - China Health Equipment

(ff) China Health Equipment. The China Health Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

China Health Assets - China Health Goodwill and Other Assets

(gg) China Health Goodwill. China Health does not carry on the China Health Business under any other business or trade names. China Health does not have any knowledge of any infringement by China Health of any patent, trademarks, copyright or trade secret;

The China Health Business

(hh) Maintenance of Business. Since the date of the China Health Financial Statements, China Health has not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

(ii) Subsidiaries. China Health currently has two subsidiaries, China Health World Trade Corporation and China Health World Pharmaceutical Corporation and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

China Health - Acquisition Shares

(jj) Acquisition Shares. The Acquisition Shares when delivered " upon acquisition closing date" to the Henan Furen Huaiqingtang Pharmaceutical Shareholders pursuant to the Acquisition shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of China Health, in all cases subject to the provisions and restrictions of all applicable securities laws.


Non-Merger and Survival

3.2 The representations and warranties of China Health contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Henan Furen Huaiqingtang Pharmaceutical or the Henan Furen Huaiqingtang Pharmaceutical Shareholders, the representations and warranties of China Health shall survive the Closing.

Indemnity

3.3 China Health agrees to indemnify and save harmless Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of China Health to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by China Health to Henan Furen Huaiqingtang Pharmaceutical or the Henan Furen Huaiqingtang Pharmaceutical Shareholders hereunder.


                                    ARTICLE 4
                            COVENANTS OF CHINA HEALTH

Covenants

4.1  China   Health   covenants   and  agrees  with  Henan  Furen   Huaiqingtang
     Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders that it will:

     (a) Conduct of Business. Until the Closing, conduct the China Health Business diligently and in the ordinary course consistent with the manner in which the China Health Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use its best efforts to preserve the China Health Business and the China Health Assets and, without limitation, preserve for Henan Furen Huaiqingtang Pharmaceutical China Health's relationships with any third party having business relations with them;

     (c) Access. Until the Closing, give Henan Furen Huaiqingtang Pharmaceutical, the Henan Furen Huaiqingtang Pharmaceutical Shareholders, and their representatives full access to all of the properties, books, contracts, commitments and records of China Health, and furnish to Henan Furen Huaiqingtang Pharmaceutical, the Henan Furen Huaiqingtang Pharmaceutical Shareholders and their representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the China Health Assets notwithstanding the change in control of Henan Furen Huaiqingtang Pharmaceutical arising from the Acquisition;

4.2 Except as otherwise expressly contemplated by this Agreement or with the prior written consent of Henan Furen Huaiqingtang Pharmaceutical, China Health shall not:

     (a) Dividend; Changes in Stock. Declare, set aside, make or pay any dividend or other distribution in respect of the capital stock of China Health or repurchase,

          Redeem or otherwise acquire any outstanding shares of the capital stock or other securities of, or other ownership interests in China Health;

     (b) Issuance of Securities. Transfer, issue, sell or dispose of any shares of capital stock or other securities of China Health or grant options, warrants, calls or other rights to purchase or otherwise acquire shares of the capital stock or other securities of China Health;

     (c) Governing Documents. Amend the certificate of incorporation or by-laws of the Company.

     (d) Changes in Securities. Effect any recapitalization, reclassification, stock split or like change in the capitalization of China Health;

     (e) Compensation. (A) materially increase the annual level of compensation of any employee of China Health, (B) increase the annual level of compensation payable or to become payable by China Health to any of its executive officers, (C) grant any unusual or extraordinary bonus, benefit or other direct or indirect compensation to any employee, director or consultant, (D) increase the coverage or benefits available under any (or create any new) severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan or arrangement made to, for, or with any of the directors, officers, employees, agents or representatives of China Health or otherwise modify or amend or terminate any such plan or arrangement or (E) enter into any employment, deferred compensation, severance, consulting, non-competition or similar agreement (or amend any such agreement) to which China Health is a party or involving a director, officer or employee of China Health in his or her capacity as a director, officer or employee of China Health;

     (f) Liens. Subject to any lien (except for leases that do not materially impair the use of the property subject thereto in their respective businesses as presently conducted), any of the properties or assets (whether tangible or intangible) of China Health;

     (g) Indebtedness. Incur any indebtedness for borrowed money or guarantee any such indebtedness.

     (h) Other Actions. Agree to do anything prohibited by this Section 6.2 or anything which would make any of the representations and warranties of China Health in this Agreement untrue or incorrect in any material respect as of any time through and including the Closing.


Authorization

4.2 China Health hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting China Health to release any and all information in their possession respecting China Health to the Henan Furen Huaiqingtang Pharmaceutical Shareholders. China Health shall promptly execute and deliver to the Henan Furen Huaiqingtang Pharmaceutical
     Shareholders any and all consents to the release of information and specific authorizations which the Henan Furen Huaiqingtang Pharmaceutical Shareholders reasonably requires to gain access to any and all such information.

Survival

4.3 The covenants set forth in this Article shall survive the Closing for thebenefit of Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders.


                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
        THE HENAN FUREN HUAIQINGTANG PHARMACEUTICAL AND ALL SHAREHOLDERS


Representations and Warranties

5.1 The Henan Furen Huaiqingtang Pharmaceutical and All Shareholders hereby jointly and severally represent and warrant in all material respects to China Health, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Henan Furen Huaiqingtang  Pharmaceutical - Company Status and Capacity

     (a) Formation. Henan Furen Huaiqingtang Pharmaceutical is a company duly formed and validly subsisting under the laws of the People's Republic of China;

     (b) Carrying on Business. Henan Furen Huaiqingtang Pharmaceutical carries on the Henan Furen Huaiqingtang Pharmaceutical Business primarily in the People's Republic of China and does not carry on any material business activity in any other jurisdiction. Henan Furen Huaiqingtang Pharmaceutical is duly authorized to carry on the Henan Furen Huaiqingtang Pharmaceutical Business in the People's Republic of China. The nature of the Henan Furen Huaiqingtang Pharmaceutical Business does not require Henan Furen Huaiqingtang Pharmaceutical to register or otherwise be qualified to carry on business in any other jurisdiction;

     (c) Legal Capacity. Henan Furen Huaiqingtang Pharmaceutical has the legal power, capacity and authority to own Henan Furen Huaiqingtang
          Pharmaceutical Assets, to carry on the Business of Henan Furen Huaiqingtang Pharmaceutical and to enter into and complete this Agreement;

Henan Furen Huaiqingtang  Pharmaceutical - Capitalization

     (d) Authorized Capital. The total authorized capital of Henan Furen Huaiqingtang Pharmaceutical consists of__________________ shares of capital stock;

     (e) Ownership of Henan Furen Huaiqingtang Pharmaceutical Shares. The registered, issued and outstanding share capital of Henan Furen Huaiqingtang Pharmaceutical will on Closing consist of total 100%_____________ capital shares (being the Henan Furen Huaiqingtang Pharmaceutical Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Henan Furen Huaiqingtang Pharmaceutical Shareholders will be at closing the registered and beneficial owners of the total of 100%____________ Henan Furen Huaiqingtang Pharmaceutical Shares. The Henan Furen Huaiqingtang Pharmaceutical Shares owned by the Henan Furen Huaiqingtang Pharmaceutical Shareholders are free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

     (f) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Henan Furen Huaiqingtang Pharmaceutical Shares held by the Henan Furen Huaiqingtang Pharmaceutical Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of Henan Furen Huaiqingtang Pharmaceutical;

     (g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of Henan Furen Huaiqingtang Pharmaceutical Shares contained in the charter documents of Henan Furen Huaiqingtang Pharmaceutical or under any agreement;

Henan Furen Huaiqingtang  Pharmaceutical - Records and Financial Statements

     (h) Charter Documents. The charter documents of Henan Furen Huaiqingtang Pharmaceutical have not been altered since its formation date, except as filed in the record books of Henan Furen Huaiqingtang Pharmaceutical;

     (i) Minute Books. The minute books of Henan Furen Huaiqingtang Pharmaceutical are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Henan Furen Huaiqingtang Pharmaceutical which required director or shareholder approval are reflected on the corporate minute books of Henan Furen Huaiqingtang Pharmaceutical. Henan Furen Huaiqingtang Pharmaceutical is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

     (j) Henan Furen Huaiqingtang Pharmaceutical Financial Statements. The Henan Furen Huaiqingtang Pharmaceutical Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Henan Furen Huaiqingtang Pharmaceutical as of the date thereof, and the sales and earnings of the Henan Furen Huaiqingtang Pharmaceutical Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

     (k) Henan Furen Huaiqingtang Pharmaceutical Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Henan Furen Huaiqingtang Pharmaceutical which are not disclosed in Schedule "K" hereto or reflected in the Henan Furen Huaiqingtang Pharmaceutical Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Henan Furen Huaiqingtang Pharmaceutical Financial Statements, and Henan Furen Huaiqingtang Pharmaceutical has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Henan Furen Huaiqingtang Pharmaceutical as of Jun30 2006, are described in Schedule "K" hereto;

     (l) Henan Furen Huaiqingtang Pharmaceutical Accounts Receivable. All the Henan Furen Huaiqingtang Pharmaceutical Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of the Henan Furen Huaiqingtang Pharmaceutical Shareholders, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Henan Furen Huaiqingtang Pharmaceutical as of June30 2006, are described in Schedule "L" hereto;

     (m) Henan Furen Huaiqingtang Pharmaceutical Bank Accounts. All of the Henan Furen Huaiqingtang Pharmaceutical Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "M" hereto;

     (n) No Debt to Related Parties. Except as disclosed in Schedule "N" hereto, Henan Furen Huaiqingtang Pharmaceutical is not and on Closing will not be, indebted to the Henan Furen Huaiqingtang Pharmaceutical Shareholders nor to any family member thereof, nor to any affiliate, director or officer of Henan Furen Huaiqingtang Pharmaceutical or the Henan Furen Huaiqingtang Pharmaceutical Shareholders except accounts payable on account of bona fide business transactions of Henan Furen Huaiqingtang Pharmaceutical incurred in normal course of Henan Furen Huaiqingtang Pharmaceutical Business, including employment agreements with the Henan Furen Huaiqingtang Pharmaceutical Shareholders, none of which are more than 30 days in arrears;

     (o) No Related Party Debt to Henan Furen Huaiqingtang Pharmaceutical. Except as set forth on Schedule "S" hereto, no Henan Furen Huaiqingtang Pharmaceutical Shareholder nor any director, officer or affiliate of Henan Furen Huaiqingtang Pharmaceutical is now indebted to or under any financial obligation to Henan Furen Huaiqingtang Pharmaceutical on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (p) No Dividends. No dividends or other distributions on any shares in the capital of Henan Furen Huaiqingtang Pharmaceutical have been made, declared or authorized since the date of the Henan Furen Huaiqingtang Pharmaceutical Financial Statements;

     (q) No Payments. No payments of any kind have been made or authorized since the date of the Henan Furen Huaiqingtang Pharmaceutical Financial Statements to or on behalf of the Henan Furen Huaiqingtang Pharmaceutical Shareholders or to or on behalf of officers, directors, shareholders or employees of Henan Furen Huaiqingtang Pharmaceutical or under any management agreements with Henan Furen Huaiqingtang Pharmaceutical, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (r) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Henan Furen Huaiqingtang Pharmaceutical, except as set forth in the Henan Furen Huaiqingtang Pharmaceutical Financial Statements;

     (s) No Adverse Events. Since the date of the Henan Furen Huaiqingtang Pharmaceutical Financial Statements:

          (i) there has not been any material adverse change in the consolidated financial position or condition of Henan Furen Huaiqingtang Pharmaceutical, its liabilities or the Henan Furen Huaiqingtang Pharmaceutical Assets or any damage, loss or other change in circumstances materially affecting Henan Furen Huaiqingtang Pharmaceutical, the Henan Furen Huaiqingtang
               Pharmaceutical Business or the Henan Furen Huaiqingtang Pharmaceutical Assets or Henan Furen Huaiqingtang Pharmaceutical's right to carry on the Henan Furen Huaiqingtang Pharmaceutical Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Henan Furen Huaiqingtang Pharmaceutical, the Henan Furen Huaiqingtang Pharmaceutical Business or the Henan Furen Huaiqingtang Pharmaceutical Assets,

          (iii) there has not been any  material  increase  in the  compensation payable or to become payable by Henan Furen Huaiqingtang Pharmaceutical to the Henan Furen Huaiqingtang Pharmaceutical Shareholders or to any of Henan Furen Huaiqingtang Pharmaceutical's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the Henan Furen Huaiqingtang Pharmaceutical Business has been and continues to be carried on in the ordinary course,

          (v)  Henan  Furen  Huaiqingtang   Pharmaceutical  has  not  waived  or
               surrendered any right of material value,

          (vi) Henan Furen Huaiqingtang Pharmaceutical has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;


Henan Furen Huaiqingtang  Pharmaceutical - Income Tax Matters

     (t) Tax Returns. All tax returns and reports of Henan Furen Huaiqingtang Pharmaceutical required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Henan Furen Huaiqingtang Pharmaceutical or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Henan Furen Huaiqingtang Pharmaceutical. Henan Furen Huaiqingtang Pharmaceutical is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Henan Furen Huaiqingtang  Pharmaceutical - Applicable Laws and Legal Matters

     (v) Licenses. Henan Furen Huaiqingtang Pharmaceutical holds all licenses and permits as may be requisite for carrying on the Henan Furen Huaiqingtang Pharmaceutical Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Henan Furen Huaiqingtang Pharmaceutical Business;

     (w) Applicable Laws. Henan Furen Huaiqingtang Pharmaceutical has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the Henan Furen Huaiqingtang Pharmaceutical Business, and, to the knowledge of the Henan Furen Huaiqingtang Pharmaceutical Shareholders, Henan Furen Huaiqingtang Pharmaceutical is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Henan Furen Huaiqingtang Pharmaceutical Business;

     (x) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Henan Furen Huaiqingtang Pharmaceutical, the Henan Furen Huaiqingtang Pharmaceutical Business, or any of the Henan Furen Huaiqingtang Pharmaceutical Assets, nor do the Henan Furen Huaiqingtang Pharmaceutical Shareholders have any knowledge of any deliberate act or omission of Henan Furen Huaiqingtang Pharmaceutical that would form any material basis for any such action or proceeding;

     (y) No Bankruptcy. Henan Furen Huaiqingtang Pharmaceutical has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Henan Furen Huaiqingtang Pharmaceutical and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Henan Furen Huaiqingtang Pharmaceutical;

     (z) Labor Matters. Henan Furen Huaiqingtang Pharmaceutical is not party to any collective agreement relating to the Henan Furen Huaiqingtang Pharmaceutical Business with any labor union or other association of employees and no part of the Henan Furen Huaiqingtang Pharmaceutical Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the Henan Furen Huaiqingtang Pharmaceutical Shareholders, has made any attempt in that regard;

     (aa) Finder's Fees. Henan Furen Huaiqingtang Pharmaceutical is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (bb) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders. Each of the Henan Furen Huaiqingtang Pharmaceutical Shareholders has the unqualified right to sell, assign and deliver the Henan Furen Huaiqingtang Pharmaceutical Shares

     (cc) No Violation or Breach. The execution and performance of this Agreement will not

          (i) violate the charter documents of Henan Furen Huaiqingtang Pharmaceutical or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Henan Furen Huaiqingtang Pharmaceutical or each of the Henan Furen Huaiqingtang Pharmaceutical is a party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, Henan Furen Huaiqingtang Pharmaceutical Material Contracts, or any right or rights enjoyed by Henan Furen Huaiqingtang Pharmaceutical,

          (iii) result in any alteration of Henan Furen Huaiqingtang Pharmaceutical's obligations under any agreement to which Henan Furen Huaiqingtang Pharmaceutical is a party including, without limitation, the Henan Furen Huaiqingtang Pharmaceutical Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Henan Furen Huaiqingtang Pharmaceutical Assets,

          (v) result in the imposition of any tax liability to Henan Furen Huaiqingtang Pharmaceutical relating to Henan Furen Huaiqingtang Pharmaceutical Assets or the Henan Furen Huaiqingtang Pharmaceutical Shares, or

          (vi) violate any court order or decree to which either Henan Furen Huaiqingtang Pharmaceutical is subject;

Henan Furen Huaiqingtang  Pharmaceutical Assets - Ownership and Condition

     (dd) Business Assets. The Henan Furen Huaiqingtang Pharmaceutical Assets, comprise all of the property and assets of the Henan Furen Huaiqingtang Pharmaceutical Business, and neither the Henan Furen Huaiqingtang Pharmaceutical Shareholders nor any other person, firm or corporation owns any assets used by Henan Furen Huaiqingtang Pharmaceutical in operating the Henan Furen Huaiqingtang Pharmaceutical Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "O" or "R" hereto;

     (ee) Title. Henan Furen Huaiqingtang Pharmaceutical is the legal and beneficial owner of the Henan Furen Huaiqingtang Pharmaceutical Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "O" or "R" hereto;

     (ff) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Henan Furen Huaiqingtang Pharmaceutical Assets;

     (gg) Henan Furen Huaiqingtang Pharmaceutical Insurance Policies. Henan Furen Huaiqingtang Pharmaceutical maintains the public liability insurance and insurance against loss or damage to the Henan Furen Huaiqingtang Pharmaceutical Assets and the Henan Furen Huaiqingtang Pharmaceutical Business as described in Schedule "P" hereto;

     (hh) Henan Furen Huaiqingtang Pharmaceutical Material Contracts. The Henan Furen Huaiqingtang Pharmaceutical Material Contracts listed in Schedule "R" constitute all of the material contracts of Henan Furen Huaiqingtang Pharmaceutical;

     (ii) No Default. There has not been any default in any material obligation of Henan Furen Huaiqingtang Pharmaceutical or any other party to be performed under any of Henan Furen Huaiqingtang Pharmaceutical Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "R"), and Henan Furen Huaiqingtang Pharmaceutical is not aware of any default in the obligations of any other party to any of the Henan Furen Huaiqingtang Pharmaceutical Material Contracts;

     (jj) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Henan Furen Huaiqingtang Pharmaceutical. Henan Furen Huaiqingtang Pharmaceutical is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Henan Furen Huaiqingtang Pharmaceutical Assets - Henan Furen Huaiqingtang Pharmaceutical Equipment and Assets List and Full Due Diligent List

     (kk) Henan Furen Huaiqingtang Pharmaceutical Equipment. The Henan Furen Huaiqingtang Pharmaceutical Equipment, Total Assets List and Full Due Diligent List has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Henan Furen Huaiqingtang Pharmaceutical Assets - Henan Furen Huaiqingtang Pharmaceutical Goodwill and Other Assets

     (ll) Henan  Furen  Huaiqingtang   Pharmaceutical   Goodwill.   Henan  Furen
          Huaiqingtang Pharmaceutical carries on the Henan Furen Huaiqingtang Pharmaceutical Business only under the name "Henan Furen Huaiqingtang Pharmaceutical Co., Ltd." and variations thereof and under no other business or trade names. The Henan Furen Huaiqingtang Pharmaceutical Shareholders do not have any knowledge of any infringement by Henan Furen Huaiqingtang Pharmaceutical of any patent, trademark, copyright or trade secret;

The Business of Henan Furen Huaiqingtang  Pharmaceutical

     (mm) Maintenance   of   Business.   Since  the  date  of  the  Henan  Furen
          Huaiqingtang  Pharmaceutical  Financial  Statements,  the Henan  Furen
          Huaiqingtang Pharmaceutical Business has been carried on in the ordinary course and Henan Furen Huaiqingtang Pharmaceutical has not entered into any material agreement or commitment except in the ordinary course; and

     (nn) Subsidiaries. Henan Furen Huaiqingtang Pharmaceutical does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2 The representations and warranties of Henan Furen Huaiqingtang Pharmaceutical contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by China Health, the representations and warranties of Henan Furen Huaiqingtang Pharmaceutical shall survive the Closing.

Indemnity

5.3 The Henan Furen Huaiqingtang Pharmaceutical and All Shareholders agree to indemnify and save harmless China Health from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Henan Furen Huaiqingtang Pharmaceutical Shareholders to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Henan Furen Huaiqingtang Pharmaceutical or the Henan Furen Huaiqingtang Pharmaceutical Shareholders to China Health hereunder.


                                    ARTICLE 6
            COVENANTS OF HENAN FUREN HUAIQINGTANG PHARMACEUTICAL AND THE HENAN FUREN HUAIQINGTANG PHARMACEUTICAL SHAREHOLDERS

Covenants

6.1 Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders covenant and agree with China Health that they will:

     (a) Conduct of Business. Until the Closing, conduct the Henan Furen Huaiqingtang Pharmaceutical Business diligently and in the ordinary course consistent with the manner in which the Henan Furen Huaiqingtang Pharmaceutical Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Henan Furen Huaiqingtang Pharmaceutical Business and the Henan Furen Huaiqingtang Pharmaceutical Assets and, without limitation, preserve for China Health Henan Furen Huaiqingtang Pharmaceutical's relationships with their suppliers, customers and others having business relations with them;

     (c) Access. Until the Closing, give China Health and its representatives full access to all of the properties, books, contracts, commitments and records of Henan Furen Huaiqingtang Pharmaceutical relating to Henan Furen Huaiqingtang Pharmaceutical, the Henan Furen Huaiqingtang Pharmaceutical Business and the Henan Furen Huaiqingtang Pharmaceutical Assets, and furnish to China Health and its representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Henan Furen Huaiqingtang Pharmaceutical Assets, including the Henan Furen Huaiqingtang Pharmaceutical Material Contracts, notwithstanding the change in control of Henan Furen Huaiqingtang Pharmaceutical arising from the Acquisition;

     (e) Reporting and Internal Controls. From and after the Closing, the Henan Furen Huaiqingtang Pharmaceutical Shareholders shall forthwith take all required actions to implement internal controls on the business of Henan Furen Huaiqingtang Pharmaceutical to ensure that Henan Furen Huaiqingtang Pharmaceutical and China Health comply with Section 13(b)(2) of the Securities and Exchange Act of 1934;

     (f) 1934 Act Reports. From and after the Closing Date, take all such steps as are necessary to discharge all reporting obligations imposed upon them by the Securities Exchange Act of 1934.

6.2 Except as otherwise expressly contemplated by this Agreement or with the prior written consent of China Health, Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders shall not, and shall cause Henan Furen Huaiqingtang Pharmaceutical not to:

     (a) Board of Directors. Appoint new directors to Henan Furen Huaiqingtang Pharmaceutical's Board of Directors or make any changes to Henan Furen Huaiqingtang Pharmaceutical's Board of Directors;

     (b) Dividend; Changes in Stock. Declare, set aside, make or pay any dividend or other distribution in respect of the capital stock of Henan Furen Huaiqingtang Pharmaceutical or repurchase, redeem or otherwise acquire any outstanding shares of the capital stock or other securities of, or other ownership interests in Henan Furen Huaiqingtang Pharmaceutical;

     (c) Issuance of Securities. Transfer, issue, sell or dispose of any shares of capital stock or other securities of Henan Furen Huaiqingtang Pharmaceutical or grant options, warrants, calls or other rights to purchase or otherwise acquire shares of the capital stock or other securities of Henan Furen Huaiqingtang Pharmaceutical;

     (d) Governing Documents. Amend the certificate of incorporation or by-laws of the Company.

     (e) Changes in Securities. Effect any recapitalization, reclassification, stock split or like change in the capitalization of Henan Furen Huaiqingtang Pharmaceutical;

     (f) Compensation. (A) materially increase the annual level of compensation of any employee of Henan Furen Huaiqingtang Pharmaceutical, (B) increase the annual level of compensation payable or to become payable by Henan Furen Huaiqingtang Pharmaceutical to any of its executive officers, (C) grant any unusual or extraordinary bonus, benefit or other direct or indirect compensation to any employee, director or consultant, (D) increase the coverage or benefits available under any (or create any new) severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan or arrangement made to, for, or with any of the directors, officers, employees, agents or representatives of Henan Furen Huaiqingtang Pharmaceutical or otherwise modify or amend or terminate any such plan or arrangement or
          (E) enter into any employment, deferred compensation, severance, consulting, non-competition or similar agreement (or amend any such agreement) to which Henan Furen Huaiqingtang Pharmaceutical is a party or involving a director, officer or employee of Henan Furen Huaiqingtang Pharmaceutical in his or her capacity as a director, officer or employee of Henan Furen Huaiqingtang Pharmaceutical;

     (g) Liens. Subject to any lien (except for leases that do not materially impair the use of the property subject thereto in their respective businesses as presently conducted), any of the properties or assets
          (whether tangible or intangible) of Henan Furen Huaiqingtang Pharmaceutical;

     (h) Indebtedness. Incur any indebtedness for borrowed money or guarantee any such indebtedness.

     (i) Other Actions. Agree to do anything prohibited by this Section 6.2 or anything which would make any of the representations and warranties of Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders in this Agreement untrue or incorrect in any material respect as of any time through and including the Closing.

Authorization

6.3 Henan Furen Huaiqingtang Pharmaceutical hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Henan Furen Huaiqingtang Pharmaceutical to release any and all information in their possession respecting Henan Furen Huaiqingtang Pharmaceutical to China Health. Henan Furen Huaiqingtang Pharmaceutical shall promptly execute and deliver to China Health any and all consents to the release of information and specific authorizations which China Health reasonably require to gain access to any and all such information. Henan Furen Huaiqingtang Pharmaceutical Shareholders hereby authorize Mr. Zhu WenChen to execute all certificates or other representations required to complete the transactions contemplated by this Agreement.

Survival

6.4 The covenants set forth in this Article shall survive the Closing for the benefit of China Health.


                                    ARTICLE 7
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of China Health

7.1 China Health's obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to China Health hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Henan Furen Huaiqingtang Pharmaceutical or the Henan Furen Huaiqingtang Pharmaceutical Shareholders at or prior to the Closing will have been complied with or performed;

     (c) title to the Henan Furen Huaiqingtang Pharmaceutical Shares held by the Henan Furen Huaiqingtang Pharmaceutical Shareholders and to the Henan Furen Huaiqingtang Pharmaceutical Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein, and the Henan Furen Huaiqingtang Pharmaceutical Shares shall be duly transferred to China Health;

     (d)  subject to Article 8 hereof, there will not have occurred

     (i) any material adverse change in the financial position or condition of Henan Furen Huaiqingtang Pharmaceutical, its liabilities or the Henan Furen Huaiqingtang Pharmaceutical Assets or any damage, loss or other change in circumstances materially and adversely affecting Henan Furen Huaiqingtang Pharmaceutical, the Henan Furen Huaiqingtang Pharmaceutical Business or the Henan Furen Huaiqingtang Pharmaceutical Assets or Henan Furen Huaiqingtang Pharmaceutical's right to carry on the Henan Furen Huaiqingtang Pharmaceutical Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

     (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Henan Furen Huaiqingtang Pharmaceutical or the Henan Furen Huaiqingtang Pharmaceutical Business (whether or not covered by insurance) materially and adversely affecting Henan Furen Huaiqingtang Pharmaceutical, the Henan Furen Huaiqingtang Pharmaceutical Business or the Henan Furen Huaiqingtang Pharmaceutical Assets; and

     (e) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any.


Waiver by China Health

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of China Health and any such condition may be waived in whole or in part by China Health at or prior to the Closing by delivering to Henan Furen Huaiqingtang Pharmaceutical a written waiver to that effect signed by China Health. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, China Health shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders

7.3 The obligations of Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to Henan Furen Huaiqingtang Pharmaceutical hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by China Health at or prior to the Closing will have been complied with or performed;

     (c) China Health will have delivered the Acquisition Shares and the Cash Payment to be issued pursuant to the terms of the Acquisition to Henan Furen Huaiqingtang Pharmaceutical at the Closing and the Acquisition Shares will be registered on the books of China Health in the name of the Henan Furen Huaiqingtang Pharmaceutical Shareholders at the time of Closing;

     (d) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (e)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of China Health, its liabilities or the China Health Assets or any damage, loss or other change in circumstances materially and adversely affecting China Health, the China Health Business or the China Health Assets or China Health' right to carry on the China Health Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to China Health or the China Health Business (whether or not covered by insurance) materially and adversely affecting China Health, the China Health Business or the China Health Assets;

     (f) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

Waiver  by  Henan  Furen   Huaiqingtang   Pharmaceutical  and  the  Henan  Furen
Huaiqingtang Pharmaceutical Shareholders

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders and any such condition may be waived in whole or in part by Henan Furen Huaiqingtang Pharmaceutical or the Henan Furen Huaiqingtang Pharmaceutical Shareholders at or prior to the Closing by delivering to China Health a written waiver to that effect signed by Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.


Confidentiality

7.6 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to Article 8, the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Henan Furen Huaiqingtang Pharmaceutical and China Health and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that China Health will be required to issue a news release regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Acquisition contemplated hereby together with such other documents as are required to maintain the currency of China Health's filings with the Securities and Exchange Commission.

                                    ARTICLE 8
                                   TERMINATION

8.1  This Agreement may be terminated at any time prior to the Closing Date:

     (a) by mutual consent of China Health and Henan Furen Huaiqingtang Pharmaceutical;

     (b) by either China Health or Henan Furen Huaiqingtang Pharmaceutical if there has been a material breach of any representation, warranty, covenant or agreement on the part of the other set forth in this Agreement which breach has not been cured within five (5) business days following receipt by the breaching party of notice of such breach, or if any permanent injunction or other order of a court or other competent authority preventing the consummation of the Acquisition shall have become final and non-appealable; or

8.2 Effect of Termination. In the event of termination of this Agreement by either Henan Furen Huaiqingtang Pharmaceutical or China Health as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto. In such event, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

8.3 Amendment. This Agreement may be amended by mutual agreement of China Health, Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders, provided that in the case of China Health and Henan Furen Huaiqingtang Pharmaceutical, any such amendment must authorized by their respective Boards of Directors, and to the extent required by law, approved by their respective shareholders. Any such amendment must be by an instrument in writing signed on behalf of each of the parties hereto.

8.4 Extension; Waiver. At any time prior to the Closing Date, the parties hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto,

     (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.


                                    ARTICLE 9
                                      RISK

Material Change in the Business of Henan Furen Huaiqingtang  Pharmaceutical

9.1 If any material loss or damage to the Henan Furen Huaiqingtang Pharmaceutical Business occurs prior to Closing and such loss or damage, in China Health' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, China Health shall, within ten (10) days following any such loss or damage, by notice in writing to Henan Furen Huaiqingtang Pharmaceutical, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to China Health' obligations to carry out the transactions contemplated hereby, be vested in Henan Furen Huaiqingtang Pharmaceutical or otherwise adequately secured to the satisfaction of China Health on or before the Closing Date.

Material Change in the China Health Business

9.2 If any material loss or damage to the China Health Business occurs prior to Closing and such loss or damage, in Henan Furen Huaiqingtang Pharmaceutical's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Henan Furen Huaiqingtang Pharmaceutical shall, within ten (10) days following any such loss or damage, by notice in writing to China Health, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Henan Furen Huaiqingtang Pharmaceutical's obligations to carry out the transactions contemplated hereby, be vested in China Health or otherwise adequately secured to the satisfaction of Henan Furen Huaiqingtang Pharmaceutical on or before the Closing Date.

                                   ARTICLE 10
                                     CLOSING
Closing

10.1 The Acquisition and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

Documents to be Delivered by Henan Furen Huaiqingtang Pharmaceutical and All Shareholders to China Health

10.2 On or before the Closing, Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical and All Shareholders will deliver or cause to be delivered to China Health:

     (a) the original or certified copies of the charter documents of Henan Furen Huaiqingtang Pharmaceutical and all corporate records documents and instruments of Henan Furen Huaiqingtang Pharmaceutical, the corporate seal of Henan Furen Huaiqingtang Pharmaceutical and all books and accounts of Henan Furen Huaiqingtang Pharmaceutical;

     (b) all reasonable consents or approvals required to be obtained by Henan Furen Huaiqingtang Pharmaceutical for the purposes of completing the Acquisition and preserving and maintaining the interests of Henan Furen Huaiqingtang Pharmaceutical under any and all Henan Furen Huaiqingtang Pharmaceutical Material Contracts and in relation to Henan Furen Huaiqingtang Pharmaceutical Assets;

     (c) certified copies of such resolutions of the shareholders and directors of Henan Furen Huaiqingtang Pharmaceutical as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (d) an acknowledgement from Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

     (e) the certificates or other evidence of ownership of the Henan Furen Huaiqingtang Pharmaceutical Shares, together with such other documents or instruments required to effect transfer of ownership of the Henan Furen Huaiqingtang Pharmaceutical Shares to China Health; and

     (f) such other documents as China Health may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by China Health

10.3 On or before the Closing, China Health shall deliver or cause to be delivered to Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders:

     (a) share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of Henan Furen Huaiqingtang Pharmaceutical Common Stock;

     (b) certified copies of such resolutions of the directors of China Health as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (c) a certified copy of a resolution of the directors of China Health dated as of the Closing Date appointing the nominees of Henan Furen Huaiqingtang Pharmaceutical as officers of Henan Furen Huaiqingtang Pharmaceutical and appointing the nominee of the Henan Furen Huaiqingtang Pharmaceutical Shareholders to the board of directors of China Health;

     (d) an acknowledgement from China Health of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

     (e) such other documents as Henan Furen Huaiqingtang Pharmaceutical may reasonably require to give effect to the terms and intention of this Agreement.

                                   ARTICLE 11
                              POST-CLOSING MATTERS

     Forthwith after the Closing, China Health, Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders, as the case may be, agree to use all their best efforts to:

     (a)  issue a news release reporting the Closing;

     (b) file a Form 8-K with the Securities and Exchange Commission USA disclosing the terms of this Agreement within 4 business days of the Closing of this Acquisition Shares Purchase Agreement which includes full Form 10 disclosure and the audited financial statements of Henan Furen Huaiqingtang Pharmaceutical, as well as pro formal financial information of Henan Furen Huaiqingtang Pharmaceutical and China Health as required by Item 310 of Regulation SB as promulgated by the Securities and Exchange Commission;

     (c) file reports on Forms 13D and 3 with the Securities and Exchange Commission USA disclosing the acquisition of the Acquisition Shares by the Henan Furen Huaiqingtang Pharmaceutical Shareholders;



                                   ARTICLE 12
                          NONCOMPETION; NONSOLICITATION

Noncompetition

12.1 For a period of three (3) years after the Closing Date, Henan Furen Huaiqingtang Pharmaceutical shall not, anywhere across PR China and world widely directly or indirectly invest in, own, manage, operate, finance, control, advise, render services to or guarantee the obligations of any person or entity engaged in or planning to become engaged in the pharmaceutical business ("Competing Business"), provided, however, that Henan Furen Huaiqingtang Pharmaceutical may purchase or otherwise acquire up to (but not more than) five percent (5%) of any class of the securities of any entity (but may not otherwise participate in the activities of such entity) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Exchange Act.

Nonsolicitation

12.2 For a period of three (3) years after the Closing Date, Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders shall not, directly or indirectly:

     (a) solicit the business of any person or entity that is a customer of China Health;

     (b) cause, induce or attempt to cause or induce any customer, supplier, licensee, licensor, franchisee, employee, consultant or other business relation of China Health to cease doing business with China Health, to deal with any competitor of China Health or in any way interfere with its relationship with China Health;

     (c) cause, induce or attempt to cause or induce any customer, supplier, licensee, licensor, franchisee, employee, consultant or other business relation of Henan Furen Huaiqingtang Pharmaceutical and/or the Henan Furen Huaiqingtang Pharmaceutical Shareholders on the Closing Date or within the year preceding the Closing Date to cease doing business with China Health, to deal with any competitor of China Health or in any way interfere with its relationship with China Health; or

     (d) hire, retain or attempt to hire or retain any employee or independent contractor of China Health or in any way interfere with the relationship between China Health and any of its employees or independent contractors.

Modification of Covenant

12.3 If a final judgment of a court or tribunal of competent jurisdiction determines that any term or provision contained in this Article 12 is invalid or unenforceable, then the parties agree that the court or tribunal will have the power to reduce the scope, duration or geographic area of the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. This Article 12 will be enforceable as so modified after the expiration of the time within which the judgment may be appealed. This Article 12 is reasonable and necessary to protect and preserve China Health's legitimate business interests and the value of the Assets and to prevent any unfair advantage conferred on Henan Furen Huaiqingtang Pharmaceutical and the Henan Furen Huaiqingtang Pharmaceutical Shareholders.

                                   ARTICLE 13
                               GENERAL PROVISIONS

Arbitration

13.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of Nevada, USA and BeiJing, PR China.

Notice

13.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

13.3 The address for service of notice of each of the parties hereto is as follows:

(a) China Health:

                  China Health Holdings, Inc.
                  Business Address:
                  101 Convention Center Drive, Suite 700
                  Las Vegas, Nevada 89107
                  Attn:  Julianna Lu, President
                  Phone:
                  Tel: 1-778-893-8909

                  Mailing Address :
                  China Health Holding, Inc.
                  Park Place Suite 600
                  666 Burrard Street
                  Vancouver, BC Canada V6C 2X8
                  Tel: 604-608-6788
                  Fax: 604-601-2078


                  Henan Furen Huaiqingtang  Pharmaceutical  and
                  Henan Furen Huaiqingtang  Pharmaceutical Shareholders
                  Attn: Mr. Zhu, WenChen
                  Chairman of Board Director of Henan Furen Pharmaceutical Group Co. Ltd.
                  Chairman of Henan Furen Huaiqingtang Pharmaceutical Co. Ltd. Suke Building, 218 Dongming Road, Zhengzhou, P.R. China


(C)  With a copy to: China Health Corporate Attorneys:

                  Sichenzia Ross Friedman Ference LLP
                  1065 Avenue of the Americas
                  New York, New York 10018

(b)  With  a  copy  to:  Henan  Furen  Huaiqingtang  Pharmaceutical's  Corporate
     Attorneys:


Change of Address

13.4 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

13.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

13.6 Time is expressly declared to be the essence of this Agreement.

Entire Agreement

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
13.7 The provisions contained herein constitute the entire agreement among Henan Furen Huaiqingtang Pharmaceutical, the Henan Furen Huaiqingtang Pharmaceutical Shareholders and China Health respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Henan Furen Huaiqingtang Pharmaceutical, the Henan Furen Huaiqingtang Pharmaceutical Shareholders and China Health with respect to the subject matter hereof.

Enurement

13.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

13.9 This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

13.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

13.11 This Agreement is subject to the laws of the State of Nevada, USA.

     IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

CHINA HEALTH HOLDING, INC. ( CHHH : OTCBB), at101 Convention Center Drive, Suite 700, Las Vegas, NV 89107-2001 USA and mailing address at Suite 600-666 Burrard St. Park Place, Vancouver, British Columbia, Canada V6C 2X8.

Company Sealed Here

By: /s/ Julianna Lu
-------------------
Julianna Lu
The  President/CEO
Date:August 7th, 2006

/s/ Li, D. H.
------------
Li, D. H. The Vice President/ Director
Date:August 7th, 2006
--------------------------------------------------------------------------------



HENAN FUREN PHARMACEUTICAL GROUP CO. LTD. AND HENAN FUREN HUAIQINGTANG PHARMACEUTICAL CO. LTD. HENAN PROVINCE, PR CHINA,
Suke Building, 218 Dongming Road, Zhengzhou, P.R. China

Company Sealed Here:



By: /s/ Mr. Zhu, WenChen
-----------------------
Mr. Zhu, WenChen
CHAIRMAN OF BOARD OF DIRECTORS
Date: August 7th.,  2006

/s/ Mr. Qiu, Y. J.
-------------------------------
Mr. Qiu, Y. J.
Executive Director
Date: August 7th., 2006


/s/ Mr. Zhu, WenChen
-------------------------------
Henan  Furen Pharmaceutical Group Co. Ltd.
Mr. Zhu, WenChen, Chairman of Board

--------------------------------------------------------------------------------
The Shareholders of
HENAN FUREN HUAIQINGTANG  PHARMACEUTICAL CO. LTD.
Suke Building, 218 Dongming Road, Zhengzhou, P.R. China
Date:August 7th, , 2006


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